   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 19, 1999
                                               REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                            ARROW ELECTRONICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  NEW YORK                                             11-1806155
       (STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)

                            ------------------------

                                  25 HUB DRIVE

                            MELVILLE, NEW YORK 11747
                                 (516) 391-1300
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                               ROBERT E. KLATELL

                            EXECUTIVE VICE PRESIDENT
                            ARROW ELECTRONICS, INC.
                                  25 HUB DRIVE
                            MELVILLE, NEW YORK 11747
                                 (516) 391-1300
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                WITH A COPY TO:

           HOWARD S. KELBERG, ESQ                               FRANCIS J. MORISON, ESQ.
     MILBANK, TWEED, HADLEY & MCCLOY LLP                          DAVIS POLK & WARDWELL
          ONE CHASE MANHATTAN PLAZA                               450 LEXINGTON AVENUE
          NEW YORK, NEW YORK 10005                              NEW YORK, NEW YORK 10017
               (212) 530-5000                                        (212) 450-4000

                            ------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-52695

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [ ]
------------

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------
      TITLE OF EACH CLASS OF           AMOUNT TO BE         PROPOSED MAXIMUM             AMOUNT OF
    SECURITIES TO BE REGISTERED         REGISTERED     AGGREGATE OFFERING PRICE(1)    REGISTRATION FEE
----------------------------------------------------------------------------------------------------------
Debt Securities....................    $20,000,000            $20,000,000                  $5,560
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) under the Securities Act of 1933.

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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This registration statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933 by Arrow Electronics, Inc. This registration statement relates to the public offering of Arrow's debt securities contemplated by the Registration Statement (No. 333-52695) on Form S-3 (the "Prior Registration Statement"). This registration statement is being filed for the sole purpose of increasing the amount of debt securities to be sold by $20,000,000. The contents of the Prior Registration Statement are hereby incorporated by reference.

ITEM 16.  EXHIBITS

     The following exhibits are filed herewith or incorporated by reference:

EXHIBIT
NUMBER                       DESCRIPTION OF EXHIBIT
-------                      ----------------------
  4.1     Form of Floating Rate Note
  5.1     Opinion and consent of Milbank, Tweed, Hadley & McCloy LLP as to the legality of the securities and consent registered hereby
 23.1     Consent of Ernst & Young LLP
 25.1     T-1 Statement of Eligibility

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Melville, New York, on November 19, 1999.

                                          ARROW ELECTRONICS, INC.

                                          By:    /s/ ROBERT E. KLATELL
                                            ------------------------------------
                                            Name: Robert E. Klatell
                                            Title: Executive Vice President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                     SIGNATURE                                  TITLE                     DATE
                     ---------                                  -----                     ----

                         *                           Chairman, Chief Executive      November   , 1999
---------------------------------------------------  Officer and Director
                Stephen P. Kaufman

              /s/ FRANCIS M. SCRICCO                 President, Chief Operating     November   , 1999
---------------------------------------------------  Officer and Director
                Francis M. Scricco

               /s/ ROBERT E. KLATELL                 Executive Vice President,      November   , 1999
---------------------------------------------------  Secretary and Director
                 Robert E. Klatell

                  /s/ SAM R. LENO                    Senior Vice President and      November   , 1999
---------------------------------------------------  Chief Financial Officer
                    Sam R. Leno

                         *                           Director                       November   , 1999
---------------------------------------------------
                  Daniel W. Duval

                         *                           Director                       November   , 1999
---------------------------------------------------
                   Carlo Giersch

                                                     Director                       November   , 1999
---------------------------------------------------
                  John N. Hanson

                         *                           Director                       November   , 1999
---------------------------------------------------
                    Roger King

                         *                           Director                       November   , 1999
---------------------------------------------------
                Karen Gordon Mills

                     SIGNATURE                                  TITLE                     DATE
                     ---------                                  -----                     ----

                                                     Director                       November   , 1999
---------------------------------------------------
                  Barry W. Perry

                         *                           Director                       November   , 1999
---------------------------------------------------
               Richard S. Rosenbloom

                         *                           Director                       November   , 1999
---------------------------------------------------
                 Robert S. Throop

                         *                           Director                       November   , 1999
---------------------------------------------------
                  John C. Waddell

            *By: /s/ ROBERT E. KLATELL
   ---------------------------------------------
                 Robert E. Klatell
                 Attorney-in-fact